                                                                 EXHIBIT 10.13.8

                                EIGHTH AMENDMENT


          This EIGHTH AMENDMENT, dated as of November 29, 1994 among ROHR, INC. (formerly known as Rohr Industries, Inc.) (the "Borrower"), the Lenders parties to the Credit Agreement as defined and referred to below, and CITICORP USA, INC., as Agent (the "Agent") for such Lenders.

          PRELIMINARY STATEMENT. The Borrower has entered into a Credit Agreement dated as of April 26, 1989, as amended by the First Amendment dated as of July 21, 1989, the Second Amendment dated as of January 25, 1990, the Third Amendment dated as of April 30, 1990, the Letter Amendment dated as of October 31, 1992, the Fifth Amendment dated as of July 9, 1993, the Sixth Amendment dated as of September 24, 1993, and the Seventh Amendment, dated as of May 10, 1994 (said Credit Agreement, as so amended, being the "Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), with the Lenders parties thereto and the Agent. The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendment to Credit Agreement.  The Credit Agreement is,
                      -----------------------------
effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 2 below, hereby amended as follows:

          (a) Section 5.01(c) is hereby amended in its entirety to read as follows:

               "(c)  Maintenance of Consolidated Tangible Net Worth.  Maintain
                     ----------------------------------------------
          for the last day of each Fiscal Quarter, a Consolidated Tangible Net Worth of not less than the sum of (i) $125,000,000 plus (ii) 50% of
                                                             ----
          the sum of the positive Consolidated Net Income, if any, during the period from August 1, 1994 to the last day of such Fiscal Quarter, plus (iii) the aggregate amount of all capital contributions
          ----
          (including, without limitation, all amounts attributable to the conversion of Debt of the Borrower to equity of the Borrower) received by the Borrower or any Subsidiary (other than such contributions originally made by the Borrower or any of its Subsidiaries) in cash, in other property, or by conversion of Debt of the Borrower at any time after the date of the Seventh Amendment."

          (b) Section 5.01(d) is hereby amended in its entirety to read as follows:

               "(d)  Maintenance of Ratio of Net Income Available for Fixed
                     ------------------------------------------------------
          Charges to Fixed Charges. Maintain for the last day of each Fiscal
          ------------------------
          Quarter, a
          ratio of Consolidated Net Income Available for Fixed Charges for the period of 365 consecutive days (or 366 consecutive days for any such period that includes February 29) ending on the last day of such Fiscal Quarter, to Consolidated Fixed Charges for such period of not less than the ratio set forth opposite the period set forth below in which such day occurs:

                     Period                  Ratio
                     ------                  -----

               From the date of the        1.40 to 1
                 Seventh Amendment to
                 July 31, 1994

               From August 1, 1994 to      1.55 to 1
                 July 31, 1995

               From August 1, 1995 to      1.90 to 1
                 July 31, 1996

               From August 1, 1996 to      2.00 to 1"
                 the Termination Date

          (c) Section 5.02(a) is hereby amended in its entirety to read as follows:

               "(a)  Debt Ratio.  Permit the Debt Ratio for the last day of any
                     ----------
          Fiscal Quarter to be greater than the ratio set forth opposite the period set forth below in which such day occurs:


                     Period                  Ratio
                     ------                  -----

               From the date of the        5.60 to 1
                 Seventh Amendment to
                 July 31, 1994

               From August 1, 1994 to      5.00 to 1
                 July 31, 1995

               From August 1, 1995 to      4.10 to 1
                 July 31, 1996

               From August 1, 1996 to      3.20 to 1"
                 the Termination Date

          (d) Section 5.03 is hereby amended by:

               (i)    deleting the existing subsection (b) in its entirety;

               (ii) amending the existing Section 5.03(c) in full to read as follows (with such subsection being relettered as indicated):

                    "(b)  as soon as available and in any event within 45 days after the end of each Fiscal Quarter (other than the last Fiscal Quarter in each Fiscal Year), (i) a report covering such Fiscal Quarter as well as the Fiscal Year to date, containing Consolidated and consolidating balance sheets of the Borrower and the Subsidiaries as of the end of such Fiscal Quarter and related Consolidated and consolidating statements of earnings and Consolidated statement of cash flows of the Borrower and the Subsidiaries for the Fiscal Year to date and for the period commencing at the end of the Fiscal Quarter immediately preceding such Fiscal Quarter and ending with the end of such Fiscal Quarter, and Consolidated statement of shareholders' equity for the Fiscal Year to date, setting forth in each case (except in the case of the statement of shareholders' equity) in comparative form the corresponding figures for the corresponding period of the prior year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e); and (ii) a Business Status Report as of the last day of such quarter;";

               (iii) amending the existing Section 5.03(d) in full to read as follows (with such subsection being relettered as indicated):

                    "(c)  as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual audited report for such year for the Borrower and the Subsidiaries, including therein a Consolidated balance sheet of the Borrower and the Subsidiaries as of the end of such Fiscal Year and related Consolidated statements of earnings, shareholders' equity and cash flows of the Borrower and the Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the corresponding period for the prior year, in each case with the related opinion of Deloitte & Touche LLP (or other independent public accountants of recognized standing), together with (i) a Business Status Report as of the last day of such Fiscal Year and (ii) a report covering the last Fiscal Quarter in such Fiscal Year as well as such Fiscal Year, containing Consolidated and consolidating balance sheets of the Borrower and the Subsidiaries as of the end of such Fiscal Year and related Consolidated and consolidating statements of earnings and Consolidated statement of cash flows of the Borrower and the Subsidiaries for such Fiscal Year and for the period commencing at the end of the Fiscal Quarter immediately preceding such Fiscal Quarter and ending with the end of such Fiscal Year, and Consolidated statement of shareholders' equity for such Fiscal Year, setting forth in each case (except in the case of the statement of shareholders' equity) in comparative form the corresponding figures for the corresponding period for the prior year, all in reasonable detail and certified by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e);"; and

               (iv)   relettering the existing subsections (e) through (l) as
          (d) through (k), respectively, and relettering the existing subsection
          (n) as (l).

     SECTION 2.  Conditions of Effectiveness.  This Eighth Amendment shall
                 ---------------------------
become effective as of the date hereof when:

          (a) the Agent shall have received counterparts of this Eighth Amendment executed by the Borrower and the Majority Lenders or, as to any such Lender, advice satisfactory to the Agent that such Lender has executed counterparts of this Eighth Amendment,

          (b) Paragraphs 6E, 6G and 6R in the Amended and Restated Note Agreement, dated as of May 10, 1994, between the Borrower and the note holders parties thereto and relating to the Company's 9.33% Senior Notes, shall have been amended in substantially the same manner as set forth in Sections 1(a), (b) and (c), respectively, hereof,

          (c) Paragraphs 6E, 6K and 6L in the Amended and Restated Note Agreements, dated as of May 10, 1994, between the Borrower and the note holders parties thereto and relating to the Company's 9.35% Senior Notes, shall have been amended in substantially the same manner as set forth in Sections 1(a), (b) and (c), respectively, hereof, and

          (d) the Sublease Agreement, dated as of September 14, 1992, between the Borrower and State Street Bank and Trust Company of California, National Association, and an individual trustee, not in their individual capacities but solely as owner trustees under a trust for the benefit of General Electric Capital Corporation, as amended through October 31, 1994, shall have been amended to incorporate by reference Sections 5.01(c), 5.01(d) and 5.02(a) of the Credit Agreement, as amended by this Eighth Amendment.

     SECTION 3.  Reference to and Effect on the Credit Agreement.  (a)  Upon the
                 -----------------------------------------------
effectiveness of this Eighth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

          (b) Except as specifically amended above, the Credit Agreement and the A Notes, and each B Note outstanding on the date hereof, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) Except as the Credit Agreement may expressly be modified hereby, the execution, delivery and effectiveness of this Eighth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Notes nor constitute a waiver of any of the provisions contained therein.

          SECTION 4.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Eighth Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect hereto and with respect to advising the Agent as to its rights and responsibilities hereunder.

          SECTION 5.  Execution in Counterparts.  This Eighth Amendment may be
                      -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Eighth Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

          SECTION 6.  Governing Law.  This Eighth Amendment shall be governed
                     --------------
by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              ROHR, INC.



                              By: /s/ L. A. Chapman
                                  ------------------------------
                                  Title:  Senior Vice President
                                          and Chief Financial
                                          Officer


                              CITICORP USA, INC., as Agent



                              By: /s/ Barbara A. Cohen
                                  -----------------------------
                                  Title:  Vice President


                                             BANKS
                                             -----


                              CITIBANK, N.A.



                              By: /s/ Gerald R. Gallucci
                                  -----------------------------
                                  Title:  Vice President


                              CITICORP USA, INC.



                              By: /s/ Barbara A. Cohen
                                  -----------------------------
                                  Title:  Vice President

                              WELLS FARGO BANK, N.A.



                              By /s/ S. R. Jeppsen
                                 -----------------------------
                                  Title:  Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO



                              By: /s/ Linda M. Thompson
                                  -----------------------------
                                  Title:  Vice President


                              MANUFACTURERS BANK



                              By:
                                  -----------------------------
                                  Title:


                              ROYAL BANK OF CANADA



                              By: /s/ Brian W. Dixon
                                  -----------------------------
                                  Title:  Senior Manager


                              THE LONG-TERM CREDIT BANK OF
                              JAPAN, LTD., Los Angeles Agency


                              By: /s/ M. Uematsu
                                  -----------------------------
                                  Title:  Deputy General Manager


                              BANQUE FRANCAISE DU COMMERCE EXTERIEUR



                              By: /s/ Daniel Toffu
                                  ----------------------------
                                  Title:  First Vice President &
                                          Regional Manager


                              By: /s/ Henry Lee
                                  ----------------------------
                                  Title:  Assistant Vice
                                         President

                              BANCA COMMERCIALE ITALIANA,
                              Los Angeles Foreign Branch



                              By: /s/ Richard E. Iwanicki
                                  ----------------------------
                                  Title:  Vice President


                              By: /s/ Jack Wityak
                                  ----------------------------
                                  Title:  Vice President


                              BANCO CENTRAL HISPANOAMERICANO, S.A.


                              By: /s/ John Estruch
                                  ----------------------------
                                  Title:  Vice President


                              THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY



                              By:
                                  ----------------------------
                                  Title: